UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2002

DJ ORTHOPEDICS, INC.
(Exact name of Registrant as specified in charter)

DELAWARE	001-16757	33-0978270

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2985 Scott Street Vista, California	92083

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 336-5690

N/A
(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

Item 5. OTHER EVENTS

     On October 4, 2002, the Company announced the appointment of Lesley H. Howe to its Board of Directors. Mr. Howe will serve as chairman of the Company’s audit committee.

     A copy of the press release issued by the Company is attached as an exhibit to this Current Report on Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

     The following exhibit is filed herewith:

Exhibit No.	Document

99.1	Press Release, dated October 4, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DJ ORTHOPEDICS, INC.
(Registrant)

Date: October 4, 2002	BY:	/s/ LESLIE H. CROSS

Leslie H. Cross President and Chief Executive Officer (Principal Executive Officer)

Date: October 4, 2002	BY:	/s/ VICKIE L. CAPPS

Vickie L. Capps Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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